SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20546

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 15, 1998
                                                  (January 12, 1998)


                           LIBERTY PROPERTY TRUST
                    LIBERTY PROPERTY LIMITED PARTNERSHIP
                    ------------------------------------
                  (Exact names of registrants as specified
                        in their respective charters)


       MARYLAND                     1-13130             23-7768996
     PENNSYLVANIA                   1-13132             23-2766549
-----------------------------      -------------     -------------------
State or other jurisdiction      (Commission       (I.R.S. Employer
 of incorporation)                File Number)     Identification No.)


65 VALLEY STREAM PARKWAY, SUITE 100
MALVERN, PENNSYLVANIA                                            19355
-----------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)


Registrants' telephone number, including area code:    (610) 648-1700






ITEM 5:    OTHER EVENTS
-------------------------

Attached to this report as Exhibit 10.1 is the Distribution Agreement, dated January 12, 1998, among Liberty Property Trust and Liberty Property Limited Partnership (together, the "Registrants") and Lehman Brothers Inc., Donaldson, Lufkin & Jenrette Securities Corporation, First Chicago Capital Markets, Inc., J.P. Morgan Securities Inc. and UBS Securities LLC (collectively, the "Agents"), relating to the Registrants' Medium-Term Note Program.

Attached to this report as Exhibit 10.2 is the Underwriting Agreement, dated January 14, 1998, among the Registrants and Smith Barney Inc. and A.G. Edwards & Sons, Inc. (together, the "Underwriters"), relating to the public offering by Liberty Property Trust of 2,300,000 of its common shares of beneficial interest, $0.001 par value (the "Common Shares"), plus up to an additional 345,000 Common Shares issuable pursuant to an overallotment option granted to the Underwriters, for $27.75 per share.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS
------------------------------------------------------------------------

(a) Financial Statements of Businesses Acquired.

    None.

(b) Pro Forma Financial Information.

    None.

(c) Exhibits.


    10.1 Distribution Agreement, dated January 12, 1998, among the Registrants and the Agents.

    10.2 Underwriting Agreement, dated Janaury 14, 1998, among the Registrants and the Underwriters.



                             SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LIBERTY PROPERTY TRUST



Dated:  January 12, 1998        BY:  /s/ GEORGE J. ALBURGER, JR.
                                     ----------------------------------
                                     NAME:  George J. Alburger, Jr.
                                     TITLE:  Chief Financial Officer


                                LIBERTY PROPERTY LIMITED PARTNERSHIP
                                BY:  LIBERTY PROPERTY TRUST, AS ITS
                                     SOLE GENERAL PARTNER


Dated:  January 12, 1998             BY: /s/ GEORGE J. ALBURGER, JR.
                                         -------------------------------
                                         NAME:  George J. Alburger, Jr.
                                         TITLE:  Chief Financial Officer



EXHIBIT INDEX

   10.1    Distribution Agreement, dated January 12, 1998, among
           Liberty Property Trust and Liberty Property Limited
           Partnership and Lehman Brothers Inc., Donaldson, Lufkin & Jenrette Securities Corporation, First Chicago Capital
           Markets, Inc., J.P. Morgan Securities Inc. and UBS Securities
           LLC.

   10.2    Underwriting Agreement, dated January 14, 1998, among
           Liberty Property Trust and Liberty Property Limited
           Partnership and Smith Barney Inc. and A.G. Edwards & Sons,
           Inc.
DSB:477059.1